Investor Presentation November 2017 OceanFirst Financial Corp.

OceanFirst Financial Corp. Forward-Looking Statements In addition to historical information, the Form 10-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project”, “will”, “should”, “may”, “view”, “opportunity”, “potential”, or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, those items discussed under Item 1A. Risk Factors herein and the following: changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the FRB, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, accounting principles and guidelines and the Bank's ability to successfully integrate acquired operations. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2

OceanFirst Milestones – 115 Years of Growth 3 Founded, Point Pleasant, NJ Branch Expansion Into Middlesex County 1902 1985 IPO To Mutual Depositors 1996 Established Commercial Lending Created OceanFirst Foundation Branch Expansion Into Monmouth County 1999 Established Trust and Asset Management 2014 2015 Colonial American Bank Acquired Cape Bancorp Acquired 2016 OceanFirst Foundation Exceeds $25 Million In Cumulative Grants Ocean Shore Holding Co. Acquired 2000 Commercial LPO Expansion into Mercer County Announced Merger Agreement with Sun Bancorp, Inc. 2017

Serving Central and Southern New Jersey Markets • OceanFirst is the largest Bank headquartered in Central and Southern New Jersey • $5.4 billion in assets • Branches located in 7 counties • Market Cap $904 million • Average Daily Share Volume of 117,000 OceanFirst Headquarters OceanFirst Retail Branches, Commercial Loan Production Offices, and Wealth Management Office 30 million people, or approximately 10% of the total U.S. population, reside within a 2-hour drive* and 7.3 million reside in market area** 4 *Includes New York – Newark NY-NJ-PA-CT CSA and Philadelphia – Reading – Camden CSA. **Refer to Appendix 2 for market area.

5 Atlantic City loan portfolio exposure totals 1.0% of total loans OceanFirst Loan Portfolio Diversification by Geography Least Concentrated Most Concentrated Opportunity for organic commercial loan growth

Experienced Leadership

- Substantial insider ownership of 15.3% – aligned with shareholders' interests
  - OceanFirst Bank ESOP 4.6%
  - Directors & Senior Executive Officers 6.7%
    - Director and Proxy Officer Stock Ownership Guidelines
  - OceanFirst Foundation 4.0%

From April 28, 2017 Proxy Statement and SEC Schedule 13G filings.

Name	Position	# of Years at OCFC	# of Years In Banking	Previous Experience
Christopher D. Maher	Chairman, President, Chief Executive Officer	4	29	Patriot National Bancorp; Dime Community Bancshares
Michael J. Fitzpatrick	Executive Vice President, Chief Financial Officer	25	36	KPMG
Joseph R. Iantosca	Executive Vice President, Chief Administrative Officer	13	39	BISYS Banking Solutions; Newtrend LLC; Brooklyn Federal Savings
Joseph J. Lebel III	Executive Vice President, Chief Banking Officer	11	33	Wachovia Bank N.A.; First Fidelity
Steven J. Tsimbinos	Executive Vice President, General Counsel	7	23	Thacher Proffit & Wood; Lowenstein Sandler PC
Grace M. Vallacchi	Executive Vice President, Chief Risk Officer	-	25	Office of the Comptroller of the Currency; First Fidelity; First Union

OceanFirst

6

Deep Bench of Experienced Executives Name Position # of Years at OCFC # of Years In Banking Previous Experience Gary S. Hett First Senior Vice President, Director of Human Resources 4 44 Patriot National Bancorp; Dime Community Bancshares David R. Howard First Senior Vice President, Direct Banking 4 27 Guggenheim Partners; GE Capital Angela K. Ho Senior Vice President, Principal Accounting Officer 1 11 Northfield Bank; Signature Bank; KPMG Michael C. Reda Senior Vice President, Chief Information Officer - 30 Patriot National Bancorp; Fidelity 7

Strategic Focus 8 I. Organic Commercial Loan and Core Deposit Growth • Grew commercial loans (excluding acquired loans) from $533 million at December 31, 2012 to $965 million at September 30, 2017, 13% CAGR • Grew low cost core deposits (excluding acquired deposits) from $1,493 million (0.15% cost) at December 31, 2012 to $1,944 million (0.16% total cost for all core deposits) at September 30, 2017 II. Opportunistic Acquisitions of Local Community Banks Target Closing Date Transaction Value Total Assets Colonial American Bank July 31, 2015 $ 12 million $ 142 million Cape Bancorp May 2, 2016 $196 million $1,518 million Ocean Shore Holding Co. November 30, 2016 $146 million $1,097 million Sun Bancorp, Inc. (1) Expected Early 2018 $487 million $2,256 million Weighted average(2): Price/Tangible Book Value 155%; Core Deposit Premium 9.2% (1)Merger announcement on June 30, 2017. (2)At time of announcement.

Strategic Focus (Continued) 9 III. Conservative Risk Management • Credit Risk  Reduced non-performing loans from $43.4 million (2.8% of loans) at December 31, 2012 to $15.1 million (0.39% of loans) at September 30, 2017  Strong credit culture – experienced and independent credit administration, resulting in nominal loss history (Net charge-offs over prior four full years averaged 10.5 basis points excluding charge-offs from bulk loan sales) • Interest Rate Risk  Core deposits (all deposits except time deposits) are 85.7% of total deposits at September 30, 2017  Grew core deposits (excluding acquisitions) by $185.7 million in 2017, or 7.0% annualized, and by $170 million in 2016, or 10.2% • Regulatory/Compliance Risk  Regulatory approvals received for three acquisitions in a timely manner  Outstanding CRA rating received October 2015 Total Shareholder Return December 31, 2012 to September 30, 2017 – 129%, 19.0% CAGR

Strategic Focus (Continued) 10 IV. Direct Banking Initiative • Current suite of digital offerings is at top of market for community banks Website Apple Pay Finance Works Online Banking Platform U Choose Rewards Online Account Opening Mobile Application Pop Money Biometric ID Verification Bill Pay Text Banking Card Valet • Focused effort to transform customer usage to efficient channels  Enhancing branch staff training and goals specific to digital capabilities  One-on-one training and videos with customers on mobile and online tools  Upgrading account opening capabilities will enable staff outside the physical branch  Expanding use of video tellers to support in-person transactions in a more efficient manner than traditionally staffed branches  Ensuring our digital capabilities remain top of market and meet customer expectations • Increased digital usage will result in increased efficiency and customer retention  Especially important with acquisitions, conversions, and branch consolidations  Seamless customer experience will reinforce established OceanFirst brand

Strategic Focus (Continued) 11 V. Transition of Branch Service Area Model • Currently 46 branches with an average branch size of $95MM • Consolidated 15 branches in 2017  Customer retention is above expectations • Target average branch size >$100MM • Will continue to place non-branch electronic service facilities in strategic locations that would not support a fully-staffed branch • Significant expense savings realized from these 15 branches with approximately 25% to be deployed in direct banking and commercial initiatives

Highlights – 2017 12 Third Quarter • Core EPS of $0.45(1), an increase from $0.40(1) in Q3 2016  13.63% ROTE(1)(2) & 1.11% ROA(1)(2)  Net interest margin of 3.50% • Deposits increased $173.4 million reducing the loan to deposit ratio to 89.0%, while the cost of deposits increased only one basis point to 0.29% at September 30, 2017 • Asset quality improved as non-performing loans decreased to $15.1 million, or 0.39% as a percentage of total loans • The pending Sun Bancorp, Inc. (NASDAQ: SNBC) acquisition announced on June 30, 2017, valued at approximately $487 million, has received shareholder approvals and regulatory approval from the Federal Reserve Bank of Philadelphia. Pending regulatory approval from the Office of the Comptroller of the Currency, the Company expects to close the transaction in January 2018 (1)Amounts and ratios exclude merger related and branch consolidation expenses, net of tax. (2)Amounts are annualized.

 Valued at approximately $487 million – 85% stock, 15% cash • Price/TBV – 169% [156% net of DTA] • Core deposit premium – 12.7%  Financially compelling: • 2019E EPS accretion of 3.6% in addition to double digit accretion from Cape and Ocean Shore acquisitions • Earnback of approximately 3.5 years Overview of Sun Bancorp, Inc. 13 Branch Map Transaction Summary1 Financial Highlights2 Total Assets ($M) $2,168 ROAA 0.50% Gross Loans ($M) $1,589 ROATCE 3.90% Total Deposits ($M) $1,683 NIM 3.25% TCE / TA 13.6% Yield on Loans 4.20% Cash & Securities / Total Assets 16.9% Cost of Deposits 0.39% NPAs / Total Assets3 0.19% Efficiency Ratio 77% Source: SNL Financial. 1 As of June 30, 2017. 2 As of or for the quarter ended September 30, 2017. 3 NPAs defined as nonaccrual loans and leases and real estate owned, excluding renegotiated loans and leases, as of September 30, 2017. SNBC has 15 branches within 3 miles of an OCFC branch - OCFC Branches - SNBC Branches - Loan Office

Favorable Competitive Position Competing Favorably Against Banking Behemoths and Local Community Banks Source: FDIC Summary of Deposits, June 30, 2017 Note: Market area is defined as 11 counties in Central and Southern New Jersey Institution # of Branches Dep. In Mkt. ($000) TD Bank (Canada) 127 19,832,103 PNC Bank (PA) 140 18,677,979 Wells Fargo (CA) 140 15,484,506 Bank of America (NC) 122 15,058,444 Santander Bank (Spain) 80 6,421,883 OceanFirst Bank # of Branches Dep. In Mkt. ($000) 46 4,198,836 Institution # of Branches Dep. In Mkt. ($000) Sun* 30* 1,670,119* Manasquan 9 1,037,767 Kearny 21 1,007,482 Sturdy Savings 13 690,194 1ST Constitution 15 662,526 Bank of Princeton 8 646,558 Two River 13 634,985 *Merger agreement with OceanFirst announced June 30, 2017. OceanFirst Competitive Position  Responsive  Flexible  Capable • Lending Limit • Technology • Trust • Cash Management • Consumer & Commercial Mega Banks Community Banks 14

Strategic Deposit Composition Transition Non- Interest Checking Non- Interest Checking Interest Checking Interest Checking WAR 0.25% MMDA & Savings MMDA & Savings MMDA & Savings WAR 0.13% Time Deposits Time Deposits Time Deposits WAR 1.02% 0 400 800 1,200 1,600 2,000 2,400 2,800 3,200 3,600 4,000 4,400 Dec 1996 Dec 2011 September 2017 (In Millions) 47% 53% September 30, 2017 Deposits by Customer Segment Consumer Commercial Total Cost of Deposits 0.29%(1) 15 (1)Deposit costs are average for most recent quarter.

Online Banking & Bill Pay In the most recent quarter, 45% of deposit customers used online banking and an average of 65,000 bills were paid with online bill pay service each month. Check Card Rewards program promotes usage driving over $560 million of card transactions in the last year with related fee income of $6.8 million. Full Suite of Technology and Delivery Systems 16 Corporate Cash Management Remote Deposit Capture (RDC) processed over 627,000 checks so far this year for our most important business customers. ATM & Interactive Teller (ITM) The intelligent ATM fleet is supplemented with video teller ITMs now servicing seven remote locations from central tellers. Mobile Banking Consistently adopting mobile- centric options including P2P, eWallet, biometrics and wearables. Customers using self-service channels in September 2017 • 23,100 deposits totaling $169.2 million. • 13% of transaction volume and 24% of transaction value of customer-presented deposits for the Bank.

Strategic Loan Composition Transition Investment CRE(A) Owner- Occupied CRE Owner- Occupied CRE C&I C&I Consumer (Home Equity) Consumer (Home Equity) Residential Real Estate Residential Real Estate Residential Real Estate 0 400 800 1,200 1,600 2,000 2,400 2,800 3,200 3,600 4,000 Dec 1996 Dec 2011 September 2017 (In Millions) Investment CRE & Note (A): Investment CRE as a percent of risk-based capital is 237% at September 30, 2017. 48% 52% September 30, 2017 Loans by Customer Segment Consumer Commercial 17

Credit Underwriting Remains Conservative: Commercial Loan Production 2016 and 2017 (Dollars in thousands) Commercial Loan Originations Year Nine Months Ended Ended December 31, 2016 September 30, 2017 Commercial Loan Portfolio at September 30, 2017 Amount $261,301 $319,364 $1,873,355 Weighted average rate 4.13% 4.42% 4.41% Weighted average debt service coverage ── 2.9X 2.3X Weighted average loan-to-value (CRE only) 70% 60% 57% Weighted average risk rating(1) 4.5 4.5 4.7 (1)Risk rating is on a scale from 1 (best) to 9 (worst). A rating of 4.5 represents an equivalent S&P rating of BBB. 18

19 OceanFirst Maintains Conservative CRE Portfolio Relative to Peers 0 200 400 600 800 1,000 1,200 Peer 1 Peer 2 OceanFirst Bank Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer Group Average Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Peer 18 (%) CRE to Total Risk Based Capital June 30, 2017 6/30/2017 6/30/2015 372 968 Capacity to grow Investor CRE by $374 million while remaining under 300% (A). 222 Domestic CRE Loans (Construction, Multifamily & Other Nonfarm Non-residential) to Total Risk Based Capital. Supervisory guideline is 300% of TRBC. Peers include: BMTC, DCOM, EGBN, FCF, FFIC, FISI, FLIC, INDB, LBAI, NFBK, ORIT, PGC, SASR, STBA, TMP, TOWN, UVSP and WSFS. Source: BankRegData.com (A) Pro forma with Sun Bank, CRE to Total Risk Based Capital is 277% and capacity to grow investor CRE by $160 million while remaining below 300%. 300

Highlights – Risk Management 2017 • Interest Rate Risk Management  Core deposits(1) are 85.7% of total deposits, a significant hedge against a rising rate environment  Non-interest bearing deposits are 18.0% of total deposits  Approximately $210 million of excess liquidity in interest-bearing deposits at September 30, 2017; available for investment in future quarters • Credit Risk Management  In 2017, $7.8 million of residential loans with high risk characteristics were sold (1)Core deposits are all deposits except time deposits. 20

Effective Interest Rate Risk Management 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% Mortgage Loans Consumer Loans Commercial Loans (CRE & C&I) Securities Total Assets (Weighted Average) Borrowings Deposits Adjustable/Floating Fixed Core Deposits, Administered Duration Rate Characteristics 0.0 1.0 2.0 3.0 4.0 Securities Mortgage Loans Consumer Loans Commercial Loans Total Assets (Weighted Average) FHLB Term Borrowings Time Deposits Ye ar s All asset categories managed with limited duration At September 30, 2017 21

Term Borrowings Extended as Interest Rate Hedge 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 80.00 90.00 2017 2018 2019 2020 2021 2022 M ill io ns o f D ol la rs Maturity Periods TOTAL $259.2MM 1.76% AVG. COST At September 30, 2017 22

0.00% 0.20% 0.40% 0.60% 0.80% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2011 2012 2013 2014 2015 2016 YTD Q3 2017 N et loan charge-offs as percent of average loans N on -p er fo rm in g lo an s as p er ce nt o f t ot al lo an s re ce iv ab le Residential Consumer Commercial Real Estate Commercial Net Charge-Offs Credit Metrics Reflect Conservative Culture (1)Net charge-off ratio for 2014 excludes charge-off related to bulk sale of non-performing residential and consumer mortgage loans. Including this charge-off, the ratio is 0.45%. Half of the net charge-offs relate to the sale of three high risk acquired loan pools (1) 23 2.77% 2.80% 2.88% 1.06% 0.91% 0.35% 0.58% 0.38% 0.17% 0.15% 0.07% 0.15% 0.06% NET CHARGE-OFFS 0.39%

Net Interest Margin Expanded Net Interest Margin to Outperform both Historical Level and Peer Group 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q1 2017 Q2 2017 Q3 2017 Historical Average (1996 – 2016) Net Interest Margin (3.29%) YTD 2017 consolidated NIM at 3.54% includes 19 BP of net accretable yield from purchase accounting adjustments and prepayment fees 3.62 3.37 3.15 3.25 3.35 3.45 3.55 3.65 OceanFirst Bank OceanFirst Bank: Significant expansion since 2015 Peers: Steady decline since 2014 until recent quarter 24 Peers

Diversified Streams of Non-Interest Income 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 1996 9/30/17 (Annualized) P er ce nt o f A ve ra ge A ss et s Fees and Service Charges Gain on Sale of Loans BOLI BankCard Services Wealth Management/Investment Services Other $2.5M $27.4M Targeted Growth Areas Non-Interest Income excludes gain/loss from other real estate operations. 25

Generating Consistent Attractive Returns 7.0% 9.0% 11.0% 13.0% 2009 2010 2011 2012 2013 2014 2015 2016 YTD Q3 2017 (Annualized) 0.70% 0.80% 0.90% 1.00% 1.10% Return on Tangible Equity Return on Assets (1)For 2013, excludes after-tax impact of $3.1 million in charges related to strategic advance restructuring and branch consolidation. (2)For 2015, 2016 and 2017, excludes merger related expenses. For 2016, also excludes Federal Home Loan Bank prepayment fee and loss on sale of investment securities. For 2017, also excludes the effect of accelerated stock award expense and branch consolidation expense. (1) R eturn on A ssets R et ur n on T an gi bl e C om m on E qu ity 26 12.9% 1.05% (2) (2) (2)

Accelerating EPS Growth 27 $0.40 $0.80 $1.20 $1.60 $2.00 2011 2012 2013 2014 2015 2016 YTD Q3 2017 (Annualized) Core Diluted EPS Reported Diluted EPS (2) (1)For 2013, excludes after-tax impact of $3.1 million in charges related to strategic advance restructuring and branch consolidation. (2)For 2015, 2016 and 2017, excludes merger related expenses. For 2016, also excludes Federal Home Loan Bank prepayment fee and loss on sale of investment securities. For 2017, also excludes the effect of accelerated stock award expense and branch consolidation expense. (1) (2) (2) 2017 YTD

Prudently Managing Excess Capital in Near Term $8.8 $8.6 $8.2 $8.2 $8.7 $12.6 $14.4 $2.1 $11.9 $8.1 $9.2 $6.5 $1.9 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2011 2012 2013 2014 2015 2016 2017 A nn ua l R et ur n of C ap ita l ( M ill io ns ) Cash Dividends Stock Repurchases Notes: Stock Repurchases – $15.52 Average Cost per Share. In Q4 2015 through Q3 2016, stock repurchases suspended as capital was allocated to Cape and Ocean Shore acquisitions. 28 (9 Months) Increased Quarterly Dividend by 15% in Q4 2016, from $0.13 per share to $0.15 per share

Why OCFC…? • Fundamental franchise value  Preeminent community bank in Central and Southern New Jersey  Superior deposit profile  Significant commercial loan growth since December 2012; current focus on recent portfolio integrations  Conservative credit culture • Solid financial performance  Consistent attractive returns  Strong balance sheet and capital base • Seasoned and effective management team  Substantial insider ownership – aligned with shareholders’ interests  Fully capable of executing on 5-year growth plan 29

Attractive Valuation Metrics OCFC Peers(1) 30 Valuation Price / Tangible Book Value 216% 225% Price / 2017 Estimated EPS 17.0x 18.6x Price / 2018 Estimated EPS 15.7x 17.1x Core Deposit Premium(2) 12.5% 13.6% Cash Dividend Yield 2.1% 2.1% 1) Peers include: AROW, BMTC, DCOM, EGBN, FFIC, FISI, FLIC, LBAI, NFBK, ORIT, PGC, SASR, TMP, UVSP and WSFS 2) Core Deposits for FISI, SASR, UVSP and WSFS as of September 30, 2017 from Bank Call Reports; Core Deposits for AROW, BMTC, DCOM, EGBN, FFIC, FLIC, LBAI, NFBK, ORIT, PGC and TMP as of June 30, 2017 from Bank Call Reports Note: Financial data as of September 30, 2017 (except FFIC and FLIC); market data as of October 27, 2017; OCFC stock price of $29.12. Source: SNL Financial

Appendix 31

APPENDIX 1

OceanFirst Financial Corp. – Analyst Coverage

Company	Analyst	Recommendation	Price Target
Keefe Bruyette & Woods	Collyn Gilbert	Outperform	$32.00
Sandler O'Neill & Partners	Frank Schiraldi	Buy	$29.00
Piper Jaffray	Matt Breese	Overweight	$31.00
FIG Partners	David Bishop	Outperform	$33.00
Merion Capital Group	Joe Gladue	Outperform	$32.00
D.A. Davidson	Russell Gunther	Buy	$33.00
Hovde Group	Brian Zabora	Outperform	$33.00

Investor Relations Contacts		
Christopher D. Maher Chairman, President and Chief Executive Officer 732-240-4500 Ext. 7504 cmaher@oceanfirst.com	Michael J. Fitzpatrick Executive Vice President and Chief Financial Officer 732-240-4500 Ext. 7506 mfitzpatrick@oceanfirst.com	Jill A. Hewitt Senior Vice President and Investor Relations Officer 732-240-4500 Ext. 7513 jhewitt@oceanfirst.com

OceanFirst

32

Market Demographics Central New Jersey(1) Southern New Jersey(2) Philadelphia Metro(3) Total Bank Offices in Market 830 487 841 Total Bank Deposits in Market $89.4 billion $39.2 billion $97.4 billion Number of OceanFirst Offices 29 23 % of OceanFirst Deposits 50 50 Market Rank 10 5 Market Share (%) 2.2 5.1 Population 2,434,160 1,829,011 3,027,447 Projected 2018-2023 Population Growth (%) 5.2 (3.8) 3.6 Data as of June 30, 2017. Source: SNL Financial Notes: 1 – Includes Monmouth, Ocean, Middlesex and Mercer counties, New Jersey 2 – Includes Burlington, Atlantic, Cape May, Camden, Gloucester, Salem and Cumberland counties, New Jersey 3 – Includes Philadelphia, Bucks and Montgomery counties, Pennsylvania APPENDIX 2 Expansion opportunity 33

Commercial Portfolio Metrics APPENDIX 3 Commercial Real Estate (CRE) Owner-Occupied Investor Total $ 555.4 million 1,134.4 million $1,689.8 million % of Total Loan Portfolio 43.3% Average Size of CRE Loans $796,000 Largest CRE Loan $24.0 million Pipeline as of September 30, 2017 $37.8 million Weighted Average Yield 4.40% Weighted Average Repricing Term 5.6 years Commercial Loans (C&I) Total Portfolio $183.5 million % of Total Loan Portfolio 4.7% Average Size of Commercial Loans $309,000 Largest Commercial Loan $17.2 million Pipeline as of September 30, 2017 $20.4 million Weighted Average Yield 4.05% Weighted Average Repricing Term 5.4 years Note: The maximum loan exposure to a single borrower, including CRE and C&I loans, was $35.1 million. Legal lending limit of $69 million in loans to one borrower. 34

Commercial Portfolio Segmentation APPENDIX 3 (Cont’d) Total Commercial Loan Exposure by Industry Classification Arts/Entertainment/ Recreation, 3.5% Real Estate Investment, 52.5% Other Services, 3.5% Retail Trade, 5.7% Public Administration, 2.1% Miscellaneous, 5.2% Manufacturing, 2.7% Educational Services, 3.2% Accommodations/ Food Services, 8.0% Healthcare, 6.0% Wholesale Trade, 3.1% Construction, 4.5% Real Estate Investment by Property Classification Residential Development, 9.7% Industrial/ Warehouse, 5.6% Single Purpose, 8.3% Miscellaneous, 8.3% Motel, 5.5% Multi-Family, 7.4% Retail Store, 8.2% Shopping Center, 10.7% Development, 5.8% Office, 30.5% Diversified portfolio provides protection against industry- specific credit events. As of September 30, 2017. 35

Residential Portfolio Metrics APPENDIX 4 Residential Real Estate Total Portfolio $1,678.1 million % of Total Loan Portfolio 43.0% Average size of mortgage loans $214,000 % of loans for second homes 19% Portfolio weighted average loan-to-value ratio (using original or most recent appraisal) - Loans originated during 2017 58% 65% Portfolio average FICO score - Loans originated during 2017 755 764 % of loans outside the New York/New Jersey market 1.9% As of September 30, 2017, unless otherwise noted. 36

APPENDIX 5

Colonial American Bank Acquisition

- 100% Stock deal, valued at $11.9 million
- In-Market acquisition supports growth objective in towns of Middletown and Shrewsbury, NJ
- Favorable financial terms (adjusted for DTA realization of $2.3 million)
  - Price/Tangible Book Value of 104%
    - Transaction neutral to OCFC book value
  - Price/Core Deposit Premium of 0.4%
- Modest execution risk with conservative assumptions
  - Expected cost saves of 35%, fully realized in 2016
  - Gross credit mark of $2.9 million, 2.4% of loans
- Effective execution (2015)
  - Announcement – February 25
  - Regulatory Approvals - June 17 (68 days following application)
  - Shareholder Approval - July 9
  - Closing – July 31
  - Systems Integration – October 17 (72 days following legal closing)


NJ:Hunterdon
Flemington
NJ:Somerset
Edison
NJ:Middlesex
Princeton
NJ:Mercer
Trenton
Levittown
Freehold Township
NJ:Monmouth
Asbury Park
Jackson
NJ:Burlington
Wharton State Forest
Stafford Township
Long Beach Island
Beach Haven

Supports Retail Expansion in High Value Communities

- OceanFirst Headquarters
- OceanFirst Retail Branches, Commercial Loan Production Offices, and Wealth Management Office
- Colonial American Retail Branches

OCEANFIRST

37

Cape Bancorp Acquisition • Creates the preeminent New Jersey based community banking franchise operating throughout central and southern New Jersey • 85% stock and 15% cash, valued at $196 million • Favorable financial terms  Price/Tangible Book Value of 139%  Price/Core Deposit Premium of 4.4%  Expected accretion to GAAP EPS of 17% in 2017  Expected tangible book value dilution of 7.2%, projected earnback of approximately 3.3 years using the cross-over method and 3.8 years on a simple tangible book value earnback calculation • Modest execution risk with conservative assumptions  Expected cost saves of 33%, fully realized by end of 2016  Expected one-time, pre-tax transaction expenses of $15.5 million  Gross credit mark of $25.5 million, 2.3% of loans • Effective execution (2016)  Announcement – January 5  Regulatory Approvals – March 28 (52 days following application)  Shareholder Approvals – April 25  Closing – May 2  Systems Integration – completed October 15 APPENDIX 6 38 OceanFirst Headquarters OceanFirst Retail Branches, Commercial Loan Production Offices, and Wealth Management Office Cape Bank Retail Branches and Commercial Loan Offices

39 Ocean Shore Holding Co. Acquisition - OCFC Branches - OSHC Branches APPENDIX 7 • Reinforces OceanFirst as the preeminent New Jersey based community banking franchise operating throughout central and southern New Jersey • 80% stock and 20% cash, valued at $181 million • Favorable financial terms(1)  Price/Tangible Book Value of 132%  Price/Core Deposit Premium of 4.9%  Expected accretion to GAAP EPS of over 5% in 2018  Expected tangible book value dilution of 3.1%, projected earnback of approximately 3.7 years using the cross-over method and 4.1 years on a simple tangible book value earnback calculation • Modest execution risk with conservative assumptions  Expected cost saves of 53%, fully realized by end of 2017  Expected one-time, pre-tax transaction expenses of $19 million  Gross credit mark of $10.0 million, 1.25% of loans • Effective execution (2016)  Announcement – July 13, 2016  Regulatory Approvals – October 27, 2016 (72 days following application)  Shareholder Approvals – November 22, 2016  Closing – November 30, 2016  Systems Integration – completed May 19, 2017 (1)At time of announcement

40 Atlantic City Exposure OceanFirst Bank September 30, 2017 # of Loans Amount (000’s) Percent of Total Loans Atlantic City 157 $ 39,902 1.02% Atlantic County 2,807 $502,376 12.87% APPENDIX 8

Serving Our Communities • OceanFirst Foundation  As of September 30, 2017, over $33.0 million has been granted to organizations serving the Bank’s market  Provided $500,000 in grants dedicated to assisting our neighbors after Superstorm Sandy hit the Jersey Shore in 2012  First foundation established during a mutual conversion to IPO (July 1996)  Completed merger of Cape Foundation into OceanFirst Foundation in 2016 and anticipate merger of Ocean City Home Foundation in 2017  As of September 30, 2017, OceanFirst Foundation has assets of $34.5 million APPENDIX 9 41